Exhibit 31.2

CERTIFICATIONS PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Paul McBarron, certify that:

1.    I have reviewed this report on Form 10-K for the year ended December 31, 2019 of Cyclacel Pharmaceuticals, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, the financial statements,  and other financial information included in this report,  fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant  as of, and for, the periods presented in this report;

4.    The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting  (as defined in Exchange Act rules 13a-15(f) and 15(d)-15(f)) for the registrant  and have:

a)    designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)    designed such internal control over financial reporting, or caused such internal control over financial reporting  to be designed under our supervision, to provide reasonable  assurance regarding the reliability of financial reporting  and the preparation of the financial statements for external purposes in accordance  with generally accepted accounting  principles;

c)    evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report on such evaluation;  and

d)    disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter  (the registrant’s fourth fiscal quarter  in the case of an annual report) that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting;  and

5.    The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors  and the audit committee of the Registrant’s  board of directors (or persons performing  the equivalent functions):

a)    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting  which are reasonably  likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)    any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 5,  2020

/s/ Paul McBarron
Paul McBarron

Chief Operating Officer, Chief Financial Officer and Executive Vice President, Finance
(Principal Financial Officer)